EXHIBIT 10.2

ProteinSimple

2003 Stock Option/Stock Issuance Plan

Notice of Grant of Stock Option

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of the Corporation:

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price: $.

Number of Option Shares:

Expiration Date:

Type of Option:	Incentive Option

Non-Statutory Option

Date Exercisable: Immediately Exercisable

Vesting Schedule: Option Shares shall initially be Unvested Shares (i.e., subject to repurchase by the Corporation at the lower of (a) the Exercise Price paid per share or (b) the Fair Market Value per share on the date the Optionee’s Service ceases). Twenty-five percent of the Option Shares shall become Vested Shares upon Optionee’s completion of one year of Service measured from the Vesting Commencement Date. The balance of the Option Shares shall become Vested Shares in a series of thirty-six successive equal monthly installments upon Optionee’s completion of each additional month of Service over the thirty-six month period measured from the first anniversary of the Vesting Commencement Date.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the ProteinSimple 2003 Stock Option/Stock Issuance Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C and the Question and Answer Summary in the form attached hereto as Exhibit D.

Repurchase Rights. Optionee hereby agrees that the Option Shares acquired upon the exercise of the Option may be subject to certain repurchase rights and rights of first refusal exercisable by the Corporation and its assigns. The terms of such rights are specified in the attached Stock Purchase Agreement.

Prior Agreements. This Notice and the Stock Option Agreement, and the Stock Purchase Agreement when executed will, constitute the entire agreement and understanding of the Corporation and Optionee with respect to the terms of the Option and supersede all prior and contemporaneous written or verbal agreements and understandings between Optionee and the Corporation relating to such subject matter. Any and all prior agreements, understandings or representations relating to the Option are terminated and cancelled in their entirety and are of no further force or effect.

No Right to Continue Service. Nothing in this Notice or in the attached Stock Option Agreement, Stock Purchase Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Dated:

ProteinSimple

By:

Name:

Title:

Optionee

Signature:

Printed Name:

Address:

ProteinSimple

2003 Stock Option/Stock Issuance Plan

Stock Option Agreement

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, members of the Board or the board of directors of any Parent or Subsidiary and independent contractors who provide Services to the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

Now, Therefore, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase no more than the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall expire on the Expiration Date, unless sooner terminated in accordance with this Agreement.

3. Limited Transferability.

(a) Except as otherwise provided in this Paragraph 3, this option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.

(b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to one or more of Optionee’s family members (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to Optionee’s former spouse through a gift or a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

4. Dates of Exercise. This option shall become exercisable for the Option Shares as specified in the Grant Notice. If the option is exercisable in installments, then as the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option pursuant to this Agreement.

5. Cessation of Service. Subject to the special rules of Section 6 below, the following provisions shall govern the exercise of this option at the time Optionee’s Service ceases:

(a) Should Optionee’s Service cease for any reason other than death, Disability or Misconduct, then this option shall remain exercisable until the earlier of (a) the Close of Business on the three month anniversary of the date Optionee’s Service ceased, or (b) the Expiration Date.

(b) Should Optionee’s Service cease due to death or Disability, then this option shall remain exercisable until the earlier of (a) the Close of Business on the twelve month anniversary of the date Optionee’s Service ceased, or (b) the Expiration Date.

(c) During the limited period of post-Service exercisability, this option may only be exercised for Vested Shares. Following Optionee’s cessation of Service, no additional Option Shares shall vest, except as otherwise specifically provided by the Plan Administrator in its sole discretion pursuant to an written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any Option Shares for which the option has not been exercised.

(d) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct, then this option shall terminate immediately with respect to all Option Shares.

6. Change in Control.

(a) Immediately following the consummation of the Change in Control, this option shall terminate, except to the extent it is assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

(b) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

2

7. Other Transactions. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (a) the number and/or class of securities subject to this option and (b) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the holder of record of the purchased Option Shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons permitted to exercise the option) must take the following actions:

(i) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised;

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

Should the Common Stock be registered under Section 12 of the Exchange Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock (1) held by Optionee (or any other person or persons permitted to exercise the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and (2) valued at Fair Market Value on the Exercise Date; or

(D) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons permitted to exercise the

3

option) shall concurrently provide irrevocable instructions (1) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (2) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale;

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option;

(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the requirements of applicable securities laws; and

(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons permitted to exercise this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

10. Repurchase Rights. All Option Shares acquired upon the exercise of this option shall be subject to certain rights of the Corporation and its assigns to repurchase those shares in accordance with the terms specified in the Stock Purchase Agreement.

11. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any applicable stock exchange or quotation system on which the Common Stock may be traded at the time of such exercise and issuance.

4

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

12. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s permitted assigns, the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement or has agreed in writing to join herein and be bound by the terms hereof.

13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice or at such other address as Optionee may designate by ten days advance written notice to the Corporation. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon the third day following deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice.

14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares (to the extent such Exercise Price is in excess of the par value of those shares) by delivering a full-recourse, interest bearing promissory note secured by those Option Shares. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

15. Entire Agreement. The Plan is hereby incorporated by reference. This Agreement (and any addendum hereto) and the Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. To the extent there is a conflict between the terms of this Agreement and the terms of the Plan, the terms of this Agreement shall prevail. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be binding on all persons having an interest in this option.

16. Amendments. This Agreement may only be amended in an instrument executed by both parties. Approval of the Plan Administrator is required for all material amendments to this Agreement.

17. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without giving effect to that State’s choice-of-law or conflict-of-law rules.

5

18. No Right to Continued Service. Nothing in the Grant Notice, this Agreement or the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

19. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three months after the date Optionee ceases to be an Employee for any reason other than death or Disability or (ii) more than twelve months after the date Optionee ceases to be an Employee by reason of Disability.

(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the $100,000 limitation of this Section would not be contravened.

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied to the option granted second.

(d) Optionee shall promptly notify the Corporation if Optionee sells or transfers the Option Shares prior to the second anniversary of the Grant Date and the first anniversary of the Exercise Date.

20. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the Corporation’s stockholders, then this option shall be void with respect to such excess, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. The inability of the Corporation to obtain stockholder approval shall not create any liability for the Corporation.

6

Appendix

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction;

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities from a person or persons other than the Corporation.

In no event shall any public offering of the Corporation’s securities or the sale of newly issued capital stock or debt (including convertible debt) of the Corporation in a financing transaction be deemed to constitute a Change in Control.

D. Close of Business shall mean the time considered to be the close of business at the Corporation’s headquarters.

E. Code shall mean the Internal Revenue Code of 1986, as amended.

F. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean ProteinSimple, a Delaware corporation, or any successor to all or substantially all of the assets or voting stock of ProteinSimple that assumes this option.

G. Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

A-1

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

J. Exercise Date shall mean the date on which the option shall have been exercised in accordance with this Agreement.

K. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

L. Expiration Date shall mean the Close of Business on the date on which the option expires as specified in the Grant Notice.

M. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

N. Grant Notice shall mean the Notice of Grant of Stock Option accompanying this Agreement.

O. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

P. Misconduct shall mean (i) the commission of any act of fraud, embezzlement or dishonesty by Optionee, (ii) any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or (iii) any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; provided, however, that if the term or concept has been defined in an employment agreement between the Corporation and Optionee, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.

Q. Non-Statutory Option shall mean an option that does not qualify as an Incentive Option.

R. Option Shares shall mean the shares of Common Stock subject to the option.

A-2

S. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. Plan shall mean the ProteinSimple 2003 Stock Option/Stock Issuance Plan.

V. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

W. Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

X. Service shall mean Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a member of the board of directors or an independent contractor.

Y. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Z. Unvested Shares shall mean the Option Shares which have not vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s right to repurchase those shares upon termination of Service.

AA. Vested Shares shall mean the Option Shares which have vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s right to repurchase those shares upon termination of Service.

BB. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice.

A-3

ProteinSimple

2003 Stock Option/Stock Issuance Plan

Stock Purchase Agreement

Agreement made as of this     day of             ,         by and between the Corporation and                     (“Optionee”).

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

1.	Exercise of Option.

(a) Exercise. Optionee hereby purchases             shares of Common Stock (the “Purchased Shares”) at the exercise price of $            per share (the “Exercise Price”) pursuant to the exercise of that certain option (the “Option”) granted to Optionee pursuant to the Plan.

(b) Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the aggregate Exercise Price for all of the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

(c) Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right or the First Refusal Right, Optionee (or any successor in interest) shall have all stockholder rights (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions imposed by this Agreement.

2.	Securities Law Compliance.

(a) Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by Section 4(2) of the 1933 Act or SEC Rule 504, 505, 506 or 701. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is acquiring the Purchased Shares for Optionee’s own account and not with a view to or for sale in connection with any distribution of the Purchased Shares. Optionee is prepared to hold the Purchased Shares for an indefinite period and is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

(b) Restrictions on Disposition of Purchased Shares.

(i) Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(A) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(B) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(C) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (1) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (2) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

(ii) The Corporation shall not be required (A) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (B) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

(c) Restrictive Legends.

(i) The stock certificates representing the Purchased Shares shall be endorsed with one or more restrictive legends substantially in the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (A) an effective registration statement for the shares under such Act or (B) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement, dated             ,         , between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

(ii) The Corporation shall also have the right to legend the certificates as required by applicable state laws.

2

3.	Transfer Restrictions.

(a) Restriction on Transfer. Except for any Permitted Transfer, (i) Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Unvested Shares and (ii) Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Vested Shares in contravention of the First Refusal Right, the Market Stand-Off or the transfer restrictions set forth in Section 2. If the Purchased Shares were purchased upon the exercise of an Incentive Option, Optionee shall promptly inform the Corporation if he or she disposes of any of the shares prior to the second anniversary of the date the option was granted or the first anniversary of the date the option was exercised.

(b) Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right, (iii) the Market Stand-Off and (iv) the transfer restrictions set forth in Section 2, to the same extent such shares would be so subject if retained by Optionee.

(c) Market Stand-Off.

(i) In connection with the Corporation’s initial public offering and any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act within two years after the effective date of the Corporation’s initial public offering, Owner shall not sell, make any short sale of, hedge with, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters (the “Market Stand-Off”). The Market Stand-Off shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters; provided, however, that such period shall not exceed one hundred eighty days.

(ii) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

(iii) Any new, substituted or additional securities that are by reason of any Recapitalization or Reorganization distributed with respect to Purchased Shares shall be immediately subject to the Market Stand-Off.

(iv) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to Purchased Shares until the end of the applicable stand-off period.

3

4.	Repurchase Right.

(a) Grant. The Corporation shall have the right (the “Repurchase Right”) to repurchase, at the Repurchase Price, any or all of the Purchased Shares which are Unvested Shares at the time Optionee’s Service ceases.

(b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares at any time during the sixty day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty day period following the execution date of this Agreement. The notice shall indicate the number of Unvested Shares to be repurchased, the Repurchase Price to be paid per share, and the date on which the repurchase is to be effected, such date to be not more than thirty days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the aggregate Repurchase Price for the Unvested Shares which are to be repurchased from Owner.

(c) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Section 4(b). In addition, the Repurchase Right shall terminate and cease to be exercisable as and when the Purchased Shares become Vested Shares. However, all Vested Shares shall be subject to (i) the First Refusal Right, (ii) the Market Stand Off and (iii) the transfer restrictions set forth in Section 2.

(d) Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

(e) Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Unvested Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of securities subject to this Agreement. In addition, for purposes of determining the Repurchase Price, appropriate adjustments shall be made to the Exercise Price in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate Exercise Price shall remain the same.

4

(f) Change in Control.

(i) In the event of a Change in Control

(A) the Repurchase Right shall automatically be assigned to the successor entity (or its parent); or

(B) the Repurchase Right may be otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction; or

(C) any property (including cash payments) issued with respect to Unvested Shares may be held in escrow and released no later than in accordance with the Vesting Schedule in effect for the Unvested Shares pursuant to the terms of the Change in Control transaction.

Notwithstanding the foregoing, in the event of a Change in Control the successor corporation (or parent thereof) may elect to not accept assignment of the Repurchase Right, in which case the Repurchase Right shall terminate automatically and the Unvested Shares shall immediately become Vested Shares upon the Change in Control.

(ii) To the extent the Repurchase Right remains in effect following a Change in Control, such right shall apply to any new securities or other property (including any cash payments), if any, received in exchange for the Unvested Shares in consummation of the Change in Control. For purposes of determining the Repurchase Price, appropriate adjustments shall be made to the Exercise Price to reflect the effect (if any) of the Change in Control upon the Corporation’s capital structure; provided, however, that the aggregate Exercise Price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Unvested Shares in consummation of the Change in Control shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall be released from escrow no later than as Optionee vests in such securities or other property in accordance with the Vesting Schedule.

5.	Right of First Refusal.

(a) Grant. The Corporation shall have the right of first refusal (the “First Refusal Right”) exercisable in connection with any proposed transfer of Vested Shares. For purposes of this Section 5, the term “transfer” shall include any sale, assignment, pledge, encumbrance or other disposition of Vested Shares intended to be made by Owner, but shall not include any Permitted Transfer.

(b) Notice of Intended Disposition. In the event any Owner of Vested Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (Vested Shares subject to such offer to be hereinafter referred to as the “Target Shares”), Owner shall promptly (i) deliver to the Corporation written notice (the “Disposition Notice”) of the terms of

5

the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Sections 2 and 3.

(c) Exercise of the First Refusal Right.

(i) The Corporation shall have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to Owner prior to the twenty-fifth day following the Corporation’s receipt of the Disposition Notice.

(ii) Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten days after the Corporation’s receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty days after the Corporation’s receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. Owner and the Corporation shall share the cost of such appraisal equally.

(iii) The closing shall then be held on the later of (A) the fifth business day following delivery of the Exercise Notice or (B) the fifth business day after such valuation shall have been made. At the closing, the Corporation shall effect the repurchase of such shares, including payment of the aggregate purchase price, and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

(d) Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five day exercise period, Owner shall have a period of thirty days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Sections 2 and 3. The third-party offeror shall acquire the Target Shares subject to the First Refusal Right and the provisions and restrictions of Section 2 and Section 3(c), and any subsequent disposition of the acquired shares must be effected in compliance with the terms and conditions of such First Refusal Right and the provisions and restrictions of Section 2 and Section 3(c). In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

6

(e) Partial Exercise of the First Refusal Right. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five business days after Owner’s receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

(i) sale or other disposition of some or all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Section 5(d), as if the Corporation did not exercise the First Refusal Right; or

(ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Section 5(c). The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

Owner’s failure to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

(f) Recapitalization/Reorganization.

(i) Any new, substituted or additional securities or other property that is by reason of any Recapitalization distributed with respect to Vested Shares shall be immediately subject to the First Refusal Right.

(ii) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for Vested Shares in consummation of the Reorganization and shall apply to the remaining Unvested Shares as and when they become Vested Shares.

(g) Lapse. The First Refusal Right shall lapse upon the earlier to occur of (i) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least $20,000,000 or (ii) the acquisition of the Corporation by an entity that is traded on a stock exchange or the Nasdaq Stock Market. However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right, in the case of a transaction described in (i) above.

6.	Special Tax Election.

The acquisition of the Purchased Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed with the Internal Revenue Service within thirty days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased

7

Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. Optionee should consult with his or her tax advisor to determine the tax consequences of acquiring the Purchased Shares and the advantages and disadvantages of filing the Code Section 83(b) election. Optionee acknowledges that it is Optionee’s sole responsibility, and not the Corporation’s responsibility, to file a timely election under Code Section 83(b), even if Optionee requests the Corporation or its representatives to make this filing on his or her behalf.

7.	General Provisions.

(a) Assignment. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Plan Administrator, including (without limitation) one or more stockholders of the Corporation.

(b) At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

(c) Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or on the third day following deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten days advance written notice under this paragraph to all other parties to this Agreement.

(d) No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

(e) Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

8

(f) Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

(g) Agreement is Entire Contract. The Plan is hereby incorporated by reference. This Agreement (and any addendum hereto) and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. To the extent there is a conflict between the terms of this Agreement and the terms of the Plan, the terms of this Agreement shall prevail. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be binding on all persons having an interest in the Purchased Shares.

(h) Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without giving effect to that State’s choice of law or conflict-of-laws rules.

(i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(j) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

(k) Amendments. This Agreement may only be amended in an instrument executed by both parties. Approval of the Plan Administrator is required for all material amendments to this Agreement.

9

In Witness Whereof, the parties have executed this Agreement on the day and year first indicated above.

ProteinSimple

By:

Name:

Title:

Address:

Optionee

Signature:

Printed Name:

Address:

Spousal Acknowledgment

The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation’s granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at the time his or her Service ceases.

Signature:

Name:

Address:

Exhibit I

Assignment Separate from Certificate

For Value Received                     hereby sell(s), assign(s) and transfer(s) unto ProteinSimple or its successors or assigns (the “Corporation”),                     (        ) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No.             herewith and do(es) hereby irrevocably constitute and appoint                     as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

Signature:

Name:

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

I-1

Exhibit II

FEDERAL INCOME TAX CONSEQUENCES AND SECTION 83(b) TAX ELECTION

CIRCULAR 230 DISCLAIMER. THE FOLLOWING DISCLAIMER IS PROVIDED IN ACCORDANCE WITH THE INTERNAL REVENUE SERVICE’S CIRCULAR 230 (21 C.F.R. PART 10). THIS ADVICE IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY YOU FOR THE PURPOSE OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED ON YOU. THIS ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF PARTICIPATION IN THE COMPANY’S EQUITY INCENTIVE PLANS. YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

A. Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid potentially adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. Failure to make this filing within the applicable thirty day period may result in the recognition of ordinary income by Optionee as the forfeiture restrictions lapse.

B. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee’s taxable income for alternative minimum tax purposes.

II-1

(iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then, in most cases, Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

(iv) For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term “disqualifying disposition” means any sale or other disposition1 of the Purchased Shares within either two years after the date the option was granted to Optionee or within one year after the exercise date of the Option.

(v) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit Optionee’s ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

(vi) The Code Section 83(b) election will be effective in limiting Optionee’s alternative minimum taxable income to the excess of the Fair Market Value of the Purchased Shares at the time the Option is exercised over the Exercise Price paid for those shares.

Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

[1]	Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax-free exchanges permitted under the Code.

II-2

Section 83(b) Election

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treasury Regulation Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:

Address:

Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is shares of the common stock of ProteinSimple

(3)	The property was issued on , .

(4)	The taxable year in which the election is being made is the calendar year .

(5)	The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property, at the lower of the original purchase price per share or the fair market value per share, if for any reason taxpayer’s service with the issuer terminates. The issuer’s repurchase right will lapse in a series of annual and monthly installments over a [five] year period ending on , .

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

(7)	The amount paid for such property is $ per share.

(8)	A copy of this statement was furnished to ProteinSimple for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on , .

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her federal income tax returns and must be made within thirty days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1. One purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a “disqualifying disposition” of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election. The foregoing election is to be effective to the full extent permitted under the Code.

This page 2 is to be attached to any Section 83(b) election filed in connection with the exercise of an INCENTIVE OPTION under the federal tax laws.

2

Appendix

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Purchase Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction;

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13-d3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities from a person or persons other than the Corporation.

In no event shall any public offering of the Corporation’s securities or the sale of newly issued capital stock or debt (including convertible debt) of the Corporation be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean ProteinSimple, a Delaware corporation, or the successor to all or substantially all of the assets or voting stock of ProteinSimple which has assumed some or all of the rights of ProteinSimple under this Agreement.

G. Disposition Notice shall have the meaning assigned to such term in Section 5(b).

H. Exercise Notice shall have the meaning assigned to such term in Section 5(c).

I. Exercise Price shall have the meaning assigned to such term in Section 1(a).

J. First Refusal Right shall mean the right granted to the Corporation in accordance with Section 5.

K. Grant Notice shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

L. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

M. Market Stand-Off shall mean the market stand-off restriction specified in Section 3(c).

N. 1933 Act shall mean the Securities Act of 1933, as amended.

O. Non-Statutory Option shall mean an option that does not qualify as an Incentive Option.

P. Option shall have the meaning assigned to such term in Section 1(a).

Q. Option Agreement shall mean all agreements and other documents evidencing the Option.

R. Option Shares shall mean the shares of Common Stock subject to the option.

S. Optionee shall mean the person to whom the Option is granted under the Plan as identified in the introductory paragraph of this Agreement.

T. Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. Permitted Transfer shall mean (i) a transfer of the Purchased Shares to one or more of Optionee’s family members (as defined in Rule 701 promulgated by the SEC) or to Optionee’s former spouse through a gift or a domestic relations order, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

W. Plan shall mean the ProteinSimple 2003 Stock Option/Stock Issuance Plan.

X. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

Y. Prior Purchase Agreement shall have the meaning assigned to such term in Section 4(d).

Z. Purchased Shares shall have the meaning assigned to such term in Section 1(a).

AA. Recapitalization shall mean any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.

BB. Reorganization shall mean any of the following transactions:

(i) a merger or consolidation or similar transaction in which the Corporation is not the surviving entity;

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets;

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger; or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

CC. Repurchase Price shall mean the lower of (i) the Exercise Price per share or (ii) the Fair Market Value per share on the date Optionee’s Service ceases.

DD. Repurchase Right shall mean the right granted to the Corporation in accordance with Section 4.

EE. SEC shall mean the Securities and Exchange Commission.

FF. Service shall mean Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a member of the board of directors or an independent contractor.

GG. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

HH. Target Shares shall have the meaning assigned to such term in Section 5(b).

II. Unvested Shares shall mean the Option Shares which have not vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Repurchase Right.

JJ. Vested Shares shall mean the Option Shares which have vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Repurchase Right.

KK. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice.

A-4